EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Global Aircraft Solutions, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ian Herman, Chairman and Chief Executive Officer of the Company, certify to my knowledge, pursuant to Section 906 of the Sarbanes -Oxley Act of 2002 (18 U.S.C. Section 1350), that:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated, November 14, 2006               /s/ Ian M.Herman
                                       -----------------------------------------
                                           Ian M. Herman
                                           Chairman of the Board and
                                           Chief Executive Officer